UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2006

HOMASSIST CORPORATION

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-124405
(Commission File Number)

98-0434357
(IRS Employer Identification No.)

107-1520 McCallum Rd Suite# 29, Abbotsford, British Columbia, Canada, V2S 8B2

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 592-3574

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933 and section 21E of the United States Securities Exchange Act of 1934.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 4, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" refer to Clean Power Technologies Inc. and our wholly-owned subsidiary, Clean Energy and Power Solutions Inc.

5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective July 18, 2006, we filed a certificate of change to effect a forward stock split of our issued and outstanding common stock.  Our Board of Directors approved the forward split pursuant to the laws of the State of Nevada on July 13, 2006.  Our filing was incorrect in regard to the certificate of change and on August 14, 2006, we filed a certificate of correction in regard to the forward split.   The forward split approved by the Board of Directors required the issuance of an additional twenty-five common shares for each one share issued.  We did not amend our authorized capital.  Therefore, our authorized capital remains at 75,000,000 shares of common stock with a par value of $0.001.  Our issued and outstanding share capital has increased from 2,800,000 shares of common stock to 72,800,000 shares of common stock.

The certificate of change and the certificate of correction are appended as an exhibit to this Form 8-K.

9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:

Exhibit Number	Description
3.3	Certificate of Change filed with the Secretary of State of Nevada on July 18, 2006 and which is effective July 18, 2006.*
3.4	Certificate of Correction filed with the Secretary of State of Nevada on August 14, 2006 and which is effective August 14, 2006.*

*

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMASSIST CORPORATION

By:  /s/ Irene Braham

Name:  Irene Braham

Title:    President, Chief Executive Officer

Date:    August 15, 2006

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